Security Benefit Advisor Variable Annuity
Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001
Supplement Dated May 24, 2019
To Prospectus Dated May 1, 2019
Effective May 28, 2019, the names of the following underlying funds will change. The corresponding Subaccount will also change its name accordingly. All references to the former name in the current prospectus are hereby changed to reflect the new name effective May 28, 2019.
Former Name	New Name
Oppenheimer Developing Markets	Invesco Oppenheimer Developing Markets Fund
Oppenheimer Discovery	Invesco Oppenheimer Discovery Fund
Oppenheimer Global	Invesco Oppenheimer Global Fund
Effective June 3, 2019, the names of the following underlying funds will change. The corresponding Subaccount will also change its name accordingly. All references to the former name in the current prospectus are hereby changed to reflect the new name effective June 3, 2019.
Former Name	New Name
Dreyfus Appreciation	BNY Mellon Appreciation
Dreyfus Opportunistic Midcap Value	BNY Mellon Opportunistic Midcap Value
Dreyfus Strategic Value	BNY Mellon Dynamic Value
Please Retain This Supplement For Future Reference